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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 333-75714 and Form S-8 No.333-42165, No. 333-70043, No. 333-80399,
No. 333-75784 and No. 333-75754) of Group 1 Automotive, Inc. of our report dated February 19, 2003, with respect to the consolidated financial statements of Group 1 Automotive, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2002.


                                              /s/ Ernst & Young LLP

Houston, Texas
March 26, 2003